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                                                                   EXHIBIT 10.19

                                AMENDMENT NO. 1
                                       TO
                            NONCOMPETITION AGREEMENT


          AMENDMENT NO. 1 TO NONCOMPETITION AGREEMENT (this "Amendment") dated as of October 15, 1997 by and between Grove Property Trust (formerly Grove Real Estate Asset Trust), a real estate investment trust organized under the laws of the State of Maryland (the "Company"), and Gerald A. McNamara (the "Executive"), amending that certain Noncompetition Agreement (the "Noncompetition Agreement"), dated as of March 14, 1997, by and between the Company and the Executive.

                              W I T N E S S E T H:

          WHEREAS, the Company and the Executive desire to amend the Noncompetition Agreement; and

          WHEREAS, the Board of Trust Managers of the Company (the "Board") at a Meeting of the Board held on October 14, 1997 unanimously adopted a resolution authorizing and directing that the Noncompetition Agreement be amended to provide that, effective upon the consummation of the transactions contemplated by the Company's Registration Statement on Form S-2 (No. 333-38183) (the "Registration Statement"), certain executive officers of the Company, including Gerald A. McNamara, will not engage in any activity engaged in by the Company, with the exception that such officer may, directly or indirectly, develop, redevelop, acquire, manage, or operate the Excluded Properties (as such term is defined in the Noncompetition Agreement).

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements of the parties herein contained and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby amend the Noncompetition Agreement as follows:

          1. CAPITALIZED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the same meaning ascribed thereto in the Noncompetition Agreement.

          2. AGREEMENT REMAINS IN EFFECT. Except as amended hereby, all terms and conditions of the Noncompetition Agreement shall remain in full force and effect.
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          3.  CONFLICT.  In the event of any conflict between the provisions of the Noncompetition Agreement and the provisions of this Amendment, the provisions of this Amendment shall control and be given effect.

          4. COMPETITION. Section 1(b) of the Noncompetition Agreement is hereby deleted and the following is inserted in substitution therefor:

          (b) The term "Competition" for purposes of this Agreement shall mean engaging directly or indirectly in developing, redeveloping, acquiring, managing or operating multi-family or retail mixed-use properties, whether by the Executive individually or as principal, partner, officer, director, consultant, employee, stockholder or manager of any person, partnership, corporation, limited liability company or any other entity; provided, however, that the term "Competition" shall be deemed to exclude the Executive's ownership, management or leasing of the Executive's interests in any of the Excluded Properties and any passive ownership interest in real property received in exchange therefor.


          5. EFFECTIVENESS. This Amendment shall become effective upon consummation of the transactions contemplated by the Registration Statement.

          6. NORTHEASTERN UNITED STATES. The following definition of the capitalized term, "Northeastern United States" is hereby added to the definitions in Section 1 of the Noncompetition Agreement to be placed alphabetically therein (between the definitions of "Noncompetition Term" and "Significant Shareholder"):

          "Northeastern United States" means the following states: Maine, New Hampshire, Vermont, Massachusetts, Connecticut, Rhode Island, New York, New Jersey and Pennsylvania.


          7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one in the same instrument.

          8. HEADINGS. The headings contained herein are for reference purposes only and shall not in any way effect the meaning or interpretation of this Amendment.
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    IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                              GROVE PROPERTY TRUST


                              By: /s/ Damon D. Navarro
                                  ________________________________
                                  Damon D. Navarro
                                  President and Chief Executive Officer


                              EXECUTIVE

                              /s/ Gerald A. McNamara
                              ____________________________________
                              Gerald A. McNamara